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Exhibit 10 (i)    Consent of Sutherland Asbill & Brennan LLP

     STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com


                                  May 1, 2000


Board of Directors
GE Capital Life Assurance Company
 of New York
125 Park Avenue, 6th Floor
New York, New York 10017-5529


     Re    GE Capital Life Separate Account II
           ------------------------------------

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed by GE Capital Life Separate Account II for certain annuity policies
(File No. 333-39955). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                        Very truly yours,

                                        SUTHERLAND ASBILL & BRENNAN LLP

                                        By: /s/ Stephen E. Roth
                                           ----------------------------
                                            Stephen E. Roth